UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2006

Alpha Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Alpha Place, P.O. Box 2345, Abingdon, Virginia		24212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	276-619-4410

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Alpha NR Holding, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-124319-17	56-2298262
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Alpha Place, P.O. Box 2345, Abingdon, Virginia		24212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	276-619-4410

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 25, 2006, Alpha NR Holding, Inc., affiliates of First Reserve Corporation (the "First Reserve Parties") and affiliates of American Metals and Coal International, Inc. (the "AMCI Parties") entered into a letter agreement (the "Contribution Agreement Amendment") amending the terms of that certain Contribution Agreement dated December 31, 2002, as amended, among ANR Holdings, LLC, the FRC Parties named therein and the AMCI Parties named therein, to discharge in full the obligations of the AMCI Parties to satisfy reclamation and other claims arising in connection with Solomons Mining Company in exchange for the cash payment of $4,102,788.10 by K-M Investment Corp., one of the AMCI Parties. As of January 1, 2006, the AMCI Parties beneficially owned approximately 17.62% of the outstanding common stock of Alpha Natural Resources, Inc., the direct parent of Alpha NR Holding, Inc. Hans J. Mende and Fritz R. Kundrun, members of Alpha Natural Resources Inc.’s board of directors, are affiliated with the AMCI Parties. The preceding summary of the Contribution Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement Amendment, which is filed as Exhibit 2.1 to this report and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

January 27, 2006	By:	/s/ Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, General Counsel and Secretary

Alpha NR Holding, Inc.

January 27, 2006	By:	/s/ Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

2.1	Letter Agreement, dated January 25, 2006 among Alpha NR Holding, Inc., the FRC Parties named therein and the AMCI Parties named therein, amending certain provisions of the Contribution Agreement, as amended.